PROSPECTUS SUPPLEMENT

September 11, 2015

For

The Guardian Investor ProFreedom Variable AnnuitySM (B Share)

The Guardian Investor ProFreedom Variable AnnuitySM (C Share)

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2015 for The Guardian Investor ProFreedom Variable AnnuitySM (B Share) (the “B Share Prospectus”) and The Guardian Investor ProFreedom Variable AnnuitySM (C Share) (the “C Share Prospectus”), variable annuity contracts issued through The Guardian Separate Account R.

Except as set forth herein, all other provisions of the Prospectuses shall remain unchanged.

All references to “Janus Aspen Global Research Portfolio (Service Shares)” in the Prospectuses are changed to “Janus Aspen Global Technology Portfolio (Service Shares)”.

The information on page 20 of the B Share Prospectus and page 21 of the C Share Prospectus regarding the Janus Aspen Global Research Portfolio is deleted and replaced in its entirety with the following:

Janus Aspen Global Technology Portfolio (Service Shares)	Seeks long-term growth of capital.

The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

•    companies that the portfolio managers believe have or will develop products, processes, or services that will provide significant technological advancements or improvements; and

•    companies that the portfolio managers believe rely extensively on technology in connection with their operations or services.

Please refer to the fund prospectus for important information including fees and expenses. Please read the prospectus carefully before investing or sending money. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS FOR THE APPLICABLE PRODUCT AND SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.